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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                   May 2, 2007
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                             PAIN THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                      000-29959                     91-1911336
 (State or other            (Commission File Number)           (IRS Employer
 jurisdiction of                                            Identification No.)
  incorporation)

                                416 Browning Way
                      South San Francisco, California 94080
          (Address of principal executive offices, including zip code)


                                 (650) 624-8200
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.   Results of Operations and Financial Condition.


On May 2, 2007 Pain Therapeutics, Inc. (the "Company") issued a press release announcing the Company's financial results for the three months ended March 31, 2007. A copy of the press release has been furnished as an exhibit to this report and is incorporated by reference herein.


The information in this Current Report on Form 8-K and in Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference into any registration statement or other document filed or furnished pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document.


Item 9.01.  Financial Statements and Exhibits.


(d)     Exhibits.


The following exhibit is furnished as part of this Current Report on Form 8-K.


   Exhibit
    Number                             Description
 -----------   -----------------------------------------------------------------
     99.1      Press Release of Pain Therapeutics, Inc. dated May 2, 2007.


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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PAIN THERAPEUTICS, INC.


                                            /s/  Peter S. Roddy
                                            ----------------------
                                            Peter S. Roddy
                                            VP & Chief Financial Officer

Dated:  May 2, 2007


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                                  EXHIBIT INDEX
   Exhibit
    Number                               Description
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    99.1       Press Release of Pain Therapeutics, Inc. dated May 2, 2007.